Exhibit 99
William H. Wells Vice President, Finance & Chief Financial Officer Howard Weil 36th Annual Energy Conference New Orleans April 2008 Rowan Companies, Inc.

2 Forward Looking Statement This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

3 Rowan Companies, Inc. is a major provider of international and domestic offshore and land contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries. NYSE: RDC Market Cap: $4.5 billion Headquarters: Houston, Texas Employees: ~ 5,704 Corporate Overview

4 Revenue Breakdown Offshore 57% OFFSHORE LAND MANUFACTURING East 0.6 0.11 0.29 2006 Offshore 60% Manufacturing 29% Land 11% OFFSHORE LAND MANUFACTURING East 0.51 0.1 0.39 Manufacturing 39% 2008 Est. Land 10% Offshore 51%

History of Industry Firsts


1923
Rowan Drilling Company founded by brothers Charlie & Arch Rowan
1924
Rowan brings in Simmons No. 1, starting an oil boom in Wortham, TX
1935
Rowan buys first diesel electric rig
1954
Rowan undertakes first platform-mounted drilling job in deep water
1957
Rowan's first crew sent to drill in Alaska
1967
Rowan completes initial public offering on the American Stock Exchange
1970
Rowan begins jack-up rig drilling & enhancements to its fleet
1976
Rowan listed on the New York Stock Exchange
1978
Rowan & LTI invent the first cantilever jack-up drilling rig, the *Rowan Fort Worth*
1984
LTI delivers the first harsh environment jack-up, the *Rowan Gorilla*
1994
Rowan acquires synergistic manufacturing subsidiary, LTI
1998
LTI delivers Rowan's first *Super Gorilla* class jack-up rig
2004
LTI delivers Rowan's first *Tarzan* Class rig
2006
Rowan moves 4 jack-ups to the Middle East
2007
Rowan announces construction of 6 new jack-ups

5

6 2004 2005 2006 2007 East 12200 18400 22600 22800 Average Land Day Rates Average Jack-Up Day Rates 2004 2005 2006 2007 1st half 49100 78500 141300 156200 Rowan's High Spec Rig Fleet 29 high spec land rigs currently operating in Texas, Louisiana, Oklahoma and Alaska 17 of the 29 rigs are on term contracts, 2007 average day rate: $ 22,800 2007 land rig utilization was 95% Average Well Depth: 16,615' Land Offshore 2007: Own 8 of 12 high spec jack-up rigs (2 million lb. hook load) in the world 2011: Will own 17 of 36 high spec rigs 21 jack-up rigs working in the GOM, the Middle East, North Sea and Trinidad 17 premium cantilever jack-up rigs featuring 3 harsh environment Gorilla class rigs, 4 enhanced Super Gorilla class rigs and 3 Tarzan class rigs 4 conventional jack-up rigs, including 3 rigs with skid base capability Have capability of drilling to depths of up to 35,000 feet in up to 550 feet of water 2007 average day rate: $156,200 with offshore rig utilization of 94%

Rowan Peer Group DR Current 123750 74941 DR Over time 98872 75259 $ $123,750 $98,872 $74,941 $75,259 Superior Day Rates and Utilization 100% 97% 98% 91% Average Dayrate - Current Average Dayrate - 2004-2007 U.S. Gulf of Mexico Rowan Peer Group DR Current 152500 95042 DR Over time 131898 84644 $ $152,500 $131,893 $95,042 $84,644 100% 78% 100% Middle East* 100% Rowan Peer Group DR Current 220000 189473 DR Over time 178879 110218 $ $220,000 $178,879 $189,932 $110,218 100% 100% 95% 100% North Sea % Utilization * Middle East statistics are for 2006-2007 Includes data supplied by ODS-Petrodata, Inc; Copyright 2008 and Rowan Companies, Inc. as of 04/02/08

8 Why Build Additional High Spec Jack-Ups? Meet customer demand Deep gas, extended reach, niche market jack-ups earn higher dayrates and have higher utilization Expand presence in the Middle East and North Sea, and enter additional international markets Invest for long-term growth at high rates of return Increase shareholder value

High Spec Jack-Ups Will Be Required To Meet The Operational Challenges Of The Future Maersk- Al Shaheen Project Qatar Rowan Paris II6-C- 24,300 ft. Multilateral

High Spec Jack-Ups Will Be Required To Meet The Operational Challenges Of The Future Maersk- Tyra Platform Offshore Denmark Gorilla VII- 28,400 ft.

High Spec Jack-Up as Attractive as Floater Market Current Fleet New Builds Major Markets Pretax ROI (New Build) High Spec Jack-up 12 24 GOM, Brazil, ME, W. Africa, North Sea 25% High Spec Floater* 24 50 GOM, Brazil, ME, W. Africa, North Sea 18% Only 12 of the 421 jack-ups in the current worldwide fleet are high spec. Rowan owns eight of these and is building nine more. Includes data supplied by ODS-Petrodata * High spec floaters are defined as 7800' water depth or greater

Contracted (384) Not Contracted (37) Worldwide Utilization: 91% Current Forecasted Supply Deficit for 2008-2009 Projects: 44-58 jack-ups Mediterranean: 100% C & S America: 88% US GOM: 76% Mexico: 100% West Africa: 96% North Sea: 97% Middle East: 90% SE Asia: 100% 19 60 35 36 19 1st Qtr East 30 West 1 Indian Ocean: 100% 35 Australia: 100% 1st Qtr East 6 West 0.5 6 Eastern Canada 421 Total jack-ups Offshore Worldwide Jack-up Supply & Demand 5-7 rig deficit 1 rig deficit 2-3 rig deficit 2-3 rig deficit 3-4 rig deficit 4-7 rig deficit 25-30 rig deficit 2-3 rig deficit Includes data supplied by ODS-Petrodata, Inc; Copyright 2007 as of 04/02/08 33 0 1 19 0 26 1 42 0 0 88 10 0 14 2

2007 2008 2009 2010 East 9 34 29 8 82 Newbuild Jack-ups 2008 2009 2010 2011 East 32 31 16 3 32 31 16 3 Over 80% of the worldwide jack-up fleet is more than 20 years old and attrition will continue Newbuild jack-ups will not meet current supply deficits until mid- 2009 at the earliest Includes data supplied by ODS-Petrodata, Inc; Copyright 2008 as of 04/02/08

14 Average Jack-up Fleet Age, by Company Rowan 21 Rigs 2008 Rowan 30 Rigs *2011 ENSCO 44 Rigs GSF 68 Rigs Noble 39 Rigs Pride 28 Rigs Diamond 12 Rigs Includes data supplied by ODS-Petrodata, Inc; Copyright 2008 * Includes Rowan's nine jackups under its newbuild program

15 2nd Quarter 2008 (Net Book Value Per Area) 4th Quarter 2006 The Middle East and the U.S. Gulf of Mexico are the two dominant jack-up markets, together demanding 50% of the world fleet. USGOM MID Nsea ECAN Trinidad East 51 5 29 14 2 USGOM ME NSEA Trinidad WAFRICA East 25 34 25 2 14 U.S. Gulf of Mexico 25% Middle East 34% North Sea 25% Trinidad 2% Trinidad 2% USGOM MID Nsea ECAN Trinidad East 51 5 29 14 2 International Expansion Continues U.S. Gulf of Mexico 51% North Sea 29% Eastern Canada 13% Middle East 5% West Africa 14%

Rowan's Offshore Fleet Gorilla Super 250 S 300-350 S 300-350 C TARZAN Class 240-C Enhanced 166-C East 3 4 2 2 7 4 4 4 Gorilla Class 3 Rigs 10% 300-350' 116-C 7 Rigs 23% 350' Slot 2 Rigs 7% 250'- 300' Slot 2 Rigs 7% TARZAN Class 4 Rigs 13% Super Gorilla Class 4 Rigs 13% 240-C 4 Rigs 13% 375'116-C 4 Rigs 13% 2008: 21 Jack-ups 2011: 30 Jack-ups Gorilla Super 250 S 300-350 S 300-350 C TARZAN Class East 3 4 2 2 7 1 Gorilla Class 3 Rigs 14% 300-350' 116-C 7 Rigs 33% 350' Slot 2 Rigs 10% 250'- 300'Slot 2 Rigs 10% TARZAN Class 3 Rigs 14% Super Gorilla Class 4 Rigs 19%

2005: 20 jack-ups 2008: 23 jack-ups 2011: 30 jack-ups Total Fleet Rowan's Offshore Fleet Location - Past, Present and Future West Africa 2008 - 1 Jack-up 2011 - 2-3 jack-ups Middle East 2008 - 9-10 Jack-ups 2011 - 15-17 jack-ups Mediterranean 2011 - 3 jack-ups North Sea 2005 - 2 Jack-ups 2008 - 2-3 Jack-ups 2011 - 4-5 jack-ups Eastern Canada 2005 - 1 jack-up U.S. Gulf of Mexico Mexico 2011 - 2 jack-ups Trinidad 2008 - 1 Jack-up 2011 - 2 Jack-ups 2005 - 17 Jack-ups 2008 - 7-8 Jack-ups 2011 - 3-4 Jack-ups

18 Mining Products Drilling Systems Power Systems Forestry Products Steel Products Offshore Products LeTourneau Technologies, Inc. Land Products

19 Forestry & Mining Mining Distribution Forestry Distribution Drilling Products Distribution LeTourneau Technologies, Inc. - Worldwide Operations

Unlocking the Value of LTI Pursuing monetization of our investment Evaluating public and private alternatives A well-timed strategic transaction given LTI's record results designed to: Improve transparency of financial performance Provide additional growth prospects Increase opportunities for external sales

2004 2005 2006 2007 1st half 489 751 1100 2095 Consolidated Revenue (In Millions) 2004 2005 2006 2007 1st half 87 291 452 812 Financial Performance Year Ended December 31, 2007 Consolidated EBITDA (In Millions) $2,095 $1,511 $1,069 $680 $812 $555 $355 $135

22 State-of-the-art Equipment Experienced and loyal workforce International Expansion & Diversification Loyal Customer Base Monetization of Manufacturing Business Strong Financial Performance & Balance Sheet Operational Excellence Attractive Valuation Investment Highlights